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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 17, 2006



                            LUCENT TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

      Delaware                   1-11639                     22-3408857
   (State or other       (Commission File Number)         (I.R.S. Employer
   jurisdiction of                                      Identification Number)
   incorporation)


     600 Mountain Avenue, Murray Hill, New Jersey               07974
      (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code: 908-582-8500

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)


[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.        OTHER EVENTS.


On November 17, 2006, Lucent Technologies Inc. and Alcatel received approval from the Committee on Foreign Investment in the United States (CFIUS), under provisions of the Exon-Florio amendment, to proceed with their proposed merger transaction. Alcatel and Lucent submitted a voluntary notice of the merger to CFIUS in August 2006. CFIUS prepared a recommendation on the merger transaction to the President of the United States in the final phase of the approval process and the President has accepted the CFIUS recommendation that he not suspend or prohibit the proposed merger transaction, provided that, in time periods specified, the companies execute a National Security Agreement and Special Security Agreement to which they have agreed with U.S. Government agencies. Alcatel and Lucent will execute within the specified time periods the National Security Agreement and Special Security Agreement to which they have previously agreed with U.S. Government agencies. Lucent and Alcatel are moving quickly to finalize the transaction and expect to complete the merger on November 30, 2006, which is within the six-to twelve-month timeframe originally announced April 2, 2006. Lucent and Alcatel issued a joint press release on November 17, 2006 regarding the CFIUS approval which is filed as Exhibit 99.1 to this Current Report.

As part of the CFIUS approval process, Alcatel and Lucent will enter into a National Security Agreement with the Department of Justice, the Department of Homeland Security, the Department of Defense and the Department of Commerce (collectively, the "USG Parties"). The National Security Agreement provides for certain undertakings with respect to the U.S. businesses of Lucent and Alcatel relating to the work done by Bell Labs and to the communications infrastructure in the United States. Under the National Security Agreement, in the event that the Alcatel-Lucent parties materially fail to comply with any of its terms, and the failure to comply threatens to impair the national security of the United States, the parties to the National Security Agreement have agreed that CFIUS, at the request of the USG Parties at the cabinet level and the Chairman of CFIUS, may reopen review of the merger transaction and revise any recommendations submitted to the President. In addition, Alcatel and Lucent have agreed to establish a separate subsidiary to perform certain work for the U.S. government, and hold government contracts and certain sensitive assets associated with Bell Labs. This separate subsidiary will have a board of directors including at least three independent directors who are resident citizens of the United States who have or are eligible to possess personnel security clearances from the Department of Defense. As previously announced, three of these directors are former Defense Secretary William Perry, former Director of Central Intelligence R. James Woolsey and former National Security Agency Director and Defense Intelligence Agency Director Lt. Gen. Kenneth A. Minihan, USAF (Ret.). The Special Security Agreement that governs this subsidiary contains provisions with respect to the separation of certain employees, operations and facilities, as well as restrictions on control by the parent company and on the flow of certain information.

The provisions contained in both the National Security Agreement and the Special Security Agreement are not expected to impact the projected synergies to be realized from the merger transaction or materially impact the integration of the businesses of Alcatel and Lucent.

This Current Report contains statements regarding the proposed transaction between Lucent and Alcatel, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the proposed transaction and other statements about Lucent and Alcatel managements' future expectations, beliefs, goals, plans or prospects that are based on current expectations, estimates, forecasts and projections about Lucent and Alcatel and the combined company, as well as Lucent's, Alcatel's and the combined company's future performance and the industries in which Lucent and Alcatel operate and the combined company will operate, in addition to managements' assumptions. Words such as "expects," "targets," "intends," "plans," "believes," "seeks," variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical facts. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are


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difficult to assess. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. These risks and uncertainties are based upon a number of important factors including, among others: the ability to consummate the proposed transaction; difficulties and delays in achieving synergies and cost savings; potential difficulties in meeting conditions set forth in the definitive merger agreement entered into by Lucent and Alcatel; fluctuations in the telecommunications market; the pricing, cost and other risks inherent in long-term sales agreements; and compliance with environmental, health and safety laws. For a more complete list and description of such risks and uncertainties, refer to Lucent's annual report on Form 10-K for the year ended September 30, 2005 and quarterly reports on Form 10-Q for the periods ended December 31, 2005, March 31, 2006 and June 30, 2006, and Lucent's proxy statement dated August 7, 2006 and Alcatel's annual report on Form 20-F for the year ended December 31, 2005, as amended as well as other filings by Lucent and Alcatel with the U.S. Securities and Exchange Commission (the "SEC"). Except as required under the U.S. federal securities laws and the rules and regulations of the SEC, each of Lucent and Alcatel disclaims any intention or obligation to update any forward-looking statements, whether as a result of new information, future events, developments, changes in assumptions or otherwise.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.       Description
-----------       -----------
      99.1        Press release issued by Lucent Technologies Inc. and Alcatel on November 17, 2006, providing an update on their proposed merger transaction.




                                      -2-


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LUCENT TECHNOLOGIES INC.

  Date: November 17, 2006           By: /s/ William R. Carapezzi, Jr.
                                       -------------------------------
                                    Name: William R. Carapezzi, Jr.
                                    Title:   SVP, General Counsel & Secretary


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                                  EXHIBIT INDEX

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Exhibit No.       Description
----------------- -------------------------------------------------------------
-------------------------------------------------------------------------------
      99.1 Press release issued by Lucent Technologies Inc. and Alcatel on November 17, 2006, providing an update on their proposed merger transaction.
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